MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2002-1

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   Collection Period                                 01/01/03-01/31/03
   Determination Date                                        2/10/2003
   Distribution Date                                         2/18/2003



   Pool Balance

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                    $      410,709,548.81

     2 .  Collections allocable to Principal                                                                   $       13,710,205.40

     3 .  Purchase Amount allocable to Principal                                                               $                0.00

     4 .  Defaulted Receivables                                                                                $          500,997.29

                                                                                                                 -------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                                   $      396,498,346.12
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                                 $      512,613,701.98

                                                                                      Beginning                          End
     7 .  Portfolio Balances                                                          of Period                       of Period
                                                                                ----------------------------------------------------

          a. Class A-1 Note Balance                                              $    8,095,846.83            $                 0.00
          b. Class A-2 Note Balance                                              $  126,000,000.00            $       119,884,644.14
          c. Class A-3 Note Balance                                              $  159,000,000.00            $       159,000,000.00
          d. Class A-4 Note Balance                                              $  107,361,000.00            $       107,361,000.00
          e. Certificate Balance                                                 $   10,252,000.00            $        10,252,000.00
                                                                                  ----------------               -------------------
          f. Total Portfolio Balance (sum a - e)                                 $  410,708,846.83            $       396,497,644.14

     8 .  Pool Factors

          a. Class A-1 Note Pool Factor                                                  0.0735986                         0.0000000
          b. Class A-2 Note Pool Factor                                                  1.0000000                         0.9514654
          c. Class A-3 Note Pool Factor                                                  1.0000000                         1.0000000
          d. Class A-4 Note Pool Factor                                                  1.0000000                         1.0000000
          e. Certificate Pool Factor                                                     1.0000000                         1.0000000
                                                                                  ----------------               -------------------
          f. Aggregate Pool Factor                                                       0.8012054                         0.7734823

     9 .  Weighted Average Coupon                                                                              %              10.18%

    10 .  Weighted Average Original Term                                                                      months           60.22

    11 .  Weighted Average Remaining Term                                                                     months           48.19

   Collections

    12 .  Finance Charge:

          a. Collections allocable to Finance Charge                                                           $        3,663,270.76
          b. Liquidation Proceeds allocable to Finance Charge                                                  $                0.00
          c. Purchase Amount allocable to Finance Charge                                                       $                0.00
                                                                                                                 -------------------
          d. Available Finance Charge Collections (sum a - c)                                                  $        3,663,270.76

    13 .  Principal:
          a. Collections allocable to Principal                                                                $       13,710,205.40
          b. Liquidation Proceeds allocable to Principal                                                       $           20,387.12
          c. Purchase Amount allocable to Principal                                                            $                0.00
                                                                                                                 -------------------
          d. Available Principal Collections (sum a - c)                                                       $       13,730,592.52

    14 .  Total Finance Charge and Principal Collections (12d + 13d)                                           $       17,393,863.28

    15 .  Interest Income from Collection Account                                                              $           12,388.29

                                                                                                                 -------------------
    16 .  Available Collections (Ln14 + Ln15)                                                                  $       17,406,251.57

   Required Payment Amount

    17 .  Total Servicing Fee
          a. Monthly Servicing Fee                                                                             $          342,257.96
          b. Amount Unpaid from Prior Months                                                                   $                0.00
          c. Amount Paid                                                                                       $          342,257.96
                                                                                                                 -------------------
          d. Shortfall Amount (a + b - c)                                                                      $                0.00

    18 .  Noteholder Interest Amounts
          a. Class A-1 Monthly Interest                                                                        $           14,451.09
          b. Class A-1 Monthly Interest Carryover Shortfall                                                    $                0.00
          c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                    $                0.00
                                                                                                                 -------------------
          d. Total Class A-1 Note Interest (sum a - c)                                                         $           14,451.09

          e. Class A-2 Monthly Interest                                                                        $          277,200.00
          f. Class A-2 Monthly Interest Carryover Shortfall                                                    $                0.00
          g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                    $                0.00
                                                                                                                 -------------------
          h. Total Class A-2 Note Interest (sum e-g)                                                           $          277,200.00

          i. Class A-3 Monthly Interest                                                                        $          475,675.00
          j. Class A-3 Monthly Interest Carryover Shortfall                                                    $                0.00
          k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                    $                0.00
                                                                                                                 -------------------
          l. Total Class A-3 Note Interest (sum i-k)                                                           $          475,675.00

          m. Class A-4 Monthly Interest                                                                        $          378,447.53
          n. Class A-4 Monthly Interest Carryover Shortfall                                                    $                0.00
          o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                    $                0.00
                                                                                                                 -------------------
          p. Total Class A-4 Note Interest (sum m-o)                                                           $          378,447.53

          q. Total Monthly Note Interest                                                                       $        1,145,773.62
          r. Total Monthly Note Interest Carryover Shortfall                                                   $                0.00
          s. Total Interest Due on Monthly Note Interest Carryover Shortfall                                   $                0.00
                                                                                                                 -------------------
          t. Total Note Interest (sum q - s)                                                                   $        1,145,773.62

    19 .  Noteholder Principal Amounts
          a. Class A-1 Monthly Note Principal                                                                  $        8,095,846.83
          b. Class A-2 Monthly Note Principal                                                                  $        6,115,355.86
          c. Class A-3 Monthly Note Principal                                                                  $                0.00
          d. Class A-4 Monthly Note Principal                                                                  $                0.00
                                                                                                                 -------------------
          e. Total Monthly Note Principal                                                                      $       14,211,202.69

    20 .  Certificateholder Interest Amounts
          a. Monthly Certificate Interest                                                                      $           38,274.13
          b. Monthly Certificate Interest Carryover Shortfall                                                  $                0.00
          c. Interest Due on Monthly Certificate Interest Carryover Shortfall                                  $                0.00
                                                                                                                 -------------------
          d. Total (sum a - c)                                                                                 $           38,274.13

          e. Total Certificate Interest                                                                        $           38,274.13

    21 .  Monthly Certificate Principal                                                                        $                0.00

    22 .  Required Payment Amount                                                                              $       15,737,508.40

   Insurance Payment Amount

    23 .  Insurance Premium(s) Due
          a. Current Amount Due                                                                                $           53,049.98
          b. Overdue Premiums                                                                                  $                0.00
          c. Amount Paid                                                                                       $           53,049.98
                                                                                                                 -------------------
          d. Shortfall Amount (a + b - c)                                                                      $                0.00

    24 .  Unreimbursed Insurance Payments
          a. Current Amount Due                                                                                $                0.00
          b. Interest                                                                                          $                0.00
          c. Amount Paid                                                                                       $                0.00
                                                                                                                 -------------------
          d. Shortfall Amount (a + b - c)                                                                      $                0.00

    25 .  Insurance Payment Amount                                                                             $           53,049.98

   Available Funds

    26 .  Available Collections                                                                                $       17,406,251.57

    27 .  Reserve Account Draw Amount                                                                          $                0.00

    28 .  Policy Claim Amount                                                                                  $                0.00
                                                                                                                 -------------------

    29 .  Available Funds                                                                                      $       17,406,251.57
   Collection Account Activity

    30 .  Deposits
          a. Total Daily Deposits of Finance Charge Collections                                                $        3,663,270.76
          b. Total Daily Deposits of Principal Collections                                                     $       13,730,592.52
          c. Withdrawal from Reserve Account                                                                   $                0.00
          d. Policy Claim Amount                                                                               $                0.00
          e. Interest Income                                                                                   $           12,388.29
                                                                                                                 -------------------
          f. Total Deposits to Collection Account (sum a - e)                                                  $       17,406,251.57

    31 .  Withdrawals
          a. Servicing Fee                                                                                     $          342,257.96
          b. Deposit to Note Payment Account for Monthly Note Interest/Principal                               $       15,356,976.31
          c. Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal                 $           38,274.13
          d. Payments to Insurer for Insurance Premium                                                         $           53,049.98
          e. Reimbursement of Insurance Payments                                                               $                0.00
          f. Deposit to Reserve Account                                                                        $                0.00
          g. Payment to Seller of any remaining funds                                                          $        1,615,693.19
                                                                                                                 -------------------
          h. Total Withdrawals from Collection Account(sum a - g)                                              $       17,406,251.57

   Note Payment Account Activity

    32 .  Deposits
          a. Class A-1 Interest Distribution                                                                   $           14,451.09
          b. Class A-2 Interest Distribution                                                                   $          277,200.00
          c. Class A-3 Interest Distribution                                                                   $          475,675.00
          d. Class A-4 Interest Distribution                                                                   $          378,447.53

          e. Class A-1 Principal Distribution                                                                  $        8,095,846.83
          f. Class A-2 Principal Distribution                                                                  $        6,115,355.86
          g. Class A-3 Principal Distribution                                                                  $                0.00
          h. Class A-4 Principal Distribution                                                                  $                0.00

          i. Total Deposits to Note Payment Account (sum a - h)                                                $       15,356,976.31

    33 .  Withdrawals
          a. Class A-1 Distribution                                                                            $        8,110,297.92
          b. Class A-2 Distribution                                                                            $        6,392,555.86
          c. Class A-3 Distribution                                                                            $          475,675.00
          d. Class A-4 Distribution                                                                            $          378,447.53
                                                                                                                 -------------------
          e. Total Withdrawals from Note Payment Account (sum a - d)                                           $       15,356,976.31

   Certificate Payment Account Activity

    34 .  Deposits
          a. Certificate Interest Distribution                                                                 $           38,274.13
          b. Certificate Principal Distribution                                                                $                0.00
                                                                                                                 -------------------
          c. Total Deposits to Certificate Payment Account (sum a - b)                                         $           38,274.13

    35 .  Withdrawals
          a. Certificate Distribution                                                                          $           38,274.13
                                                                                                                 -------------------
          b. Total Withdrawals from Certificate Payment Account                                                $           38,274.13

   Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln36 or Ln37)

    36 .  Greater of: (a or b)
          a. Percentage applicable times Pool Balance as of the last day
             of the  Collection Period                      (percentage applicable =      2.25%      )         $        8,921,212.79
          b. $5,126,137.02                                                                                     $        5,126,137.02

    37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
          (after giving effect to all principal payments on current Distribution Date)                         $      396,497,644.14

       If a Required Reserve Account Increase Event has occurred, the Required
       Reserve Account Amount is equal to the Required Reserve Account Increase
       Amount:

    38 .  Greater of: (a or b)
          a. Percentage applicable times Pool Balance as of the last day
             of the  Collection Period                      (percentage applicable =      4.50%      )         $       17,842,425.58
          b. $10,252,274.04                                                                                    $       10,252,274.04

    39 .  Required Reserve Account Amount                                                                      $        8,921,212.79

   Reserve Account Reconciliation

    40 .  Beginning Balance (as of Preceding Distribution Date)                                                $        9,240,964.85

    41 .  Investment Earnings                                                                                  $            7,594.70

    42 .  Reserve Account Draw Amount                                                                          $                0.00

                                                                                                                 -------------------
    43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                         $        9,248,559.55

    44 .  Deposit from Excess Available Funds                                                                  $                0.00

    45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                         $          327,346.76

                                                                                                                 -------------------
    46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                                  $        8,921,212.79

    47 .  Reserve Account Deficiency (Ln39 - Ln46)                                                             $                0.00

   Instructions to the Trustee

    48 .  Amount to be deposited from the Reserve Account into the Collection Account                          $                0.00

    49 .  Amount to be paid to Servicer from the Collection Account                                            $          342,257.96

    50 .  Amount to be deposited from the Collection Account into the Note Payment Account                     $       15,356,976.31

    51 .  Amount to be deposited from the Collection Account into the Certificate Payment Account              $           38,274.13

    52 .  Amount to be paid to Insurance Provider from the Collection Account                                  $           53,049.98

    53 .  Amount to be deposited from the Collection Account into the Reserve Account                          $                0.00

    54 .  Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
          Exceeds Required Reserve Amount                                                                      $          327,346.76

    55 .  Amount to be paid to Seller from the Collection Account for any remaining Available Funds            $        1,615,693.19

    56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                             $        8,110,297.92

    57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                             $        6,392,555.86

    58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                             $          475,675.00

    59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                             $          378,447.53

    60 .  Amount to be paid to Certificateholders from the Certificate Payment Account                         $           38,274.13

   Net Loss and Delinquency Activity

    61 .  Cumulative Net Losses                                                                                $        1,922,914.18

    62 .  Cumulative Net Loss Percentage
          a. For the current Collection Period 0.3751% b. Has a Required Reserve
          Account Increase Event occurred? NO c. Has a Cumulative Net Loss
          Trigger Event occurred? NO

    63 .  Delinquency Analysis                                                        Number of                       Principal
                                                                                        Loans                          Balance
                                                                                ----------------------------------------------------

          a. 31 to 60 days past due                                                      268                   $        3,542,114.12
          b. 61 to 90 days past due                                                      70                    $          839,126.73
          c. 91 or more days past due                                                    30                    $          372,174.25
                                                                                ----------------------------------------------------
          d. Total (sum a - c)                                                           368                            4,753,415.10


    64 .  Delinquency Ratio including Repossessions
          a. For the current Collection Period                                                                         1.1574%
          b. For the preceding Collection Period                                                                       1.0948%
          c. For the second preceding Collection Period                                                                0.9431%
          d. Average Delinquency Ratio (average a - c)                                                                 1.0651%
          e. Has a Required Reserve Account Increase Event occurred?                                                      NO
          f. Has a Trigger Event occurred?                                                                                NO


    65 .  Covenants of the Seller  (dollar amounts in thousands)                                                      30-Nov-02
          a. 50% of Positive Net Income for CarMax since November 30, 2001                                     $              47,033
                  Given: $350,000,000                                                                          $             350,000
                  Total                                                                                        $             397,033
             Tangible Net Worth                                                                                $             518,343
             Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's positive net income?                       NO

          b. Managed Assets                                                                                    $           1,793,994
             Ratio of Tangible Net Worth to Managed Assets                                                              28.89%
             Is the ratio of Tangible Net Worth to Managed Assets less than 18%?                                          NO

          c. Adjusted EBITDA                                                                                   $              28,150
             Total Interest and Rent Expense                                                                   $              12,177
             Ratio of Adjusted EBITDA to Total Interest and Rent Expense                                                 2.31
             Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense less than 1.5 for Q1 & Q2
             or 1.1 for Q3 & Q4?                                                                                          NO

    66 .  Covenant of the seller                                                                                      31-Jan-03
             Has CarMax had any change in control, merger or consolidation?                                              YES
             If yes, does CarMax maintain a minimum of $75 million in cash or borrowing capacity?                        YES

   IN WITNESS WHEREOF, the undersigned has duly executed this certificate on February 10, 2003.

   CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
   As Servicer

   By:           /s/  Keith D. Browning
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   Name:              Keith D. Browning
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   Title:    Executive Vice President and Chief Financial Officer
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